UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED)
December 14, 2005  (November 28, 2005)

GEN-ID LAB SERVICES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-23691	41-1853992
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14284 Point Reyes St.
Fontana, CA  92336
(Address of principal executive office)

(909) 574-6470
(Registrant’s telephone number, including area code)

n/a

Former name, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

The Board of Directors, having full authority provided to them by a majority of the shareholders of record having previously initiated a roll back in January 01, 2004 have authorized by a special meeting held on November 28, 2005 a forward roll of the issued and outstanding shares as of November 30, 2005, bringing the total issued and outstanding to 38,078.368 after the effectuation of the forward roll.  The effective pay date is December 16, 2005.

The amended articles were filed in Minnesota on December 9, 2005.

The amended articles also included the change of name, previously reported in an 8-K report filed October 10, 2005.

The amended articles are filed herewith as exhibit 3.1.

ITEM 9.03   FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits

3.1

Articles of Amendment to the Articles of Incorporation of Gen-ID Lab Services, Inc., filed December 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEN-ID LAB SERVICES, INC.

(fka Pacific Sunset Investments, Inc.)

By:

/s/ HECTOR A. VERON

Hector A. Veron

President & Chief Executive Officer, and Director

By:

/s/ Frank De Santis

Frank De Santis

Vice President and Director

Dated: December 14, 2005

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